As filed with the Securities and Exchange Commission on March 18, 2002

                                                      Registration No. 333-84358
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      EDUCATIONAL VIDEO CONFERENCING, INC.
             (Exact name of Registrant as specified in its charter)

              Delaware                                           06-1488212
   (State or other jurisdiction                               (I.R.S. Employer
 of incorporation or organization)                           Identification No.)

                      35 East Grassy Sprain Road, Suite 200
                             Yonkers, New York 10710
                                 (914) 787-3500
                        (Address and telephone number of
                   registrant's principal executive offices)

       Dr. Arol I. Buntzman                              Copies to:
35 East Grassy Sprain Road, Suite 200              Joseph D. Alperin, Esq.
      Yonkers, New York 10710                   Fischbein Badillo Wagner Harding
   (Name and address and telephone                    909 Third Avenue
    number of agent for service)                  New York, New York 10022
                                                       (212) 826-2000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box: [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box:

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Item 16. Exhibits

     Exhibit No.*               Description of Exhibit

       3.6[6]     --       Certificate of Designations of Series B 7%
                           Convertible Preferred Stock of the Registrant.

       3.6(a)[6]  --       Certificate of Correction of Certificate of
                           Designations of the Series B 7% Convertible Preferred
                           Stock of the Registrant.

       3.6(b)[9]  --       Certificate of Amendment of Certificate of
                           Incorporation of the Registrant.

       3.7[10]    --       Certificate of Designations of Series C 8%
                           Convertible Preferred Stock of the Registrant.

       4.1[1]     --       Form of Common Stock Purchase Warrant issued to
                           investors in private placements and for services provided in connection with such private placements.

       4.2[1]     --       Tayside Common Stock Purchase Warrant.

       4.3[2]     --       Adelphi Common Stock Purchase Warrant.

       4.4[2]     --       Form of Representative's Warrant Agreement (including
                           Form of Representative's Warrant).

       4.5[2]     --       Form of Common Stock Certificate.

       4.6[2]     --       Amended and Restated 1998 Incentive Stock Option Plan
                           of the Registrant.

       4.7[3]     --       Warrant Agreement, dated January 14, 2000, between
                           the Registrant and Bruce R. Kalisch.

       4.8[5]     --       Warrant Agreement, dated April 18, 2000, between the
                           Registrant and Peter J. Solomon Company Limited.

       4.9[4]     --       Common Stock Purchase Warrant, dated February 3,
                           2000, issued to The Shaar Fund Ltd.

       4.10[4]    --       Form of Finders' Warrant (relating to the issuance of
                           warrants to purchase 3,870 shares of the Registrant's common stock).

       4.11[6]    --       Form of Common Stock Purchase Warrant issued to
                           purchasers of the Registrant's Series B 7%
                           Convertible Preferred Stock.

       4.12[7]    --       Form of Warrant issued to each seller of shares of
                           ICTS, Inc.

       4.13[8]    --       2001 Non-Qualified Stock Option Plan.

       4.14[10]   --       Form of Common Stock Purchase Warrant issued to
                           purchasers of the Registrant's Series C 8%
                           Convertible Preferred Stock.

       5.1        --       Opinion of Fischbein Badillo Wagner Harding.

      23.1        --       Consent of Goldstein Golub Kessler LLP.

      23.2        --       Consent of Fischbein Badillo Wagner Harding (included
                           in Exhibit 5.1).

      24.1        --       Power of Attorney (set forth on page II-5 of initial
                           filing of this S-3).

------------------------------

* Numbers inside brackets indicate documents from which exhibits have been incorporated by reference.

[1] Incorporated by reference to the Registrant's Registration Statement on Form SB-2, filed October 23, 1998, Registration No. 333-66085.

[2] Incorporated by reference to Amendment No. 4, dated February 10, 1999, to the Registrant's Form SB-2, Registration No. 333-66085.

[3]      Incorporated by reference to the Registrant's Form 8-K dated
         January 14, 2000.

[4]      Incorporated by reference to the Registrant's Form 8-K dated
         February 3, 2000.

[5] Incorporated by reference to the Registrant's Form 10-QSB for the quarter ended June 30, 2000.

[6]      Incorporated by reference to the Registrant's Form 8-K dated
         October 6, 2000.

[7]      Incorporated by reference to the Registrant's Form 8-K dated
         July 1, 2001.

[8] Incorporated by reference to the Registrant's Registration Statement on Form S-8, filed October 23, 2001, Registration No. 333-72080.

[9] Incorporated by reference to the Registrant's Form 10-QSB for the quarter ended September 30, 2001.

[10] Incorporated by reference to the Registrant's Form 10-KSB for the year ended December 31, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Yonkers, State of New York, on the 18th day of March, 2002.

                                           EDUCATIONAL VIDEO CONFERENCING, INC.

                                           By: /s/ Dr. Arol I. Buntzman
                                               ---------------------------------
                                               Dr. Arol I. Buntzman, Chairman
                                               of the Board and Chief Executive
                                               Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature                                Title                        Date
---------                                -----                        ----

/s/ Dr. Arol I. Buntzman        Chairman of the Board and         March 18, 2002
-----------------------------   Chief Executive Officer
Dr. Arol I. Buntzman


/s/ *                           President and Director            March 18, 2002
-----------------------------
Dr. John J. McGrath


/s/ *                           Chief Financial Officer,          March 18, 2002
-----------------------------   Secretary and Director
Richard Goldenberg              (Principal Financial
                                and Accounting Officer)


/s/ *                           Director                          March 18, 2002
-----------------------------
Royce N. Flippin, Jr.


/s/ *                           Director                          March 18, 2002
-----------------------------
Philip M. Getter


/s/ *                           Director                          March 18, 2002
-----------------------------
Elie Housman


/s/ Dr. Arol I. Buntzman                                          March 18, 2002
-----------------------------
Attorney-in-Fact

                                  EXHIBIT INDEX


     Exhibit No.*                    Description of Exhibit
     ------------                    ----------------------

       3.6[6]     --       Certificate of Designations of Series B 7%
                           Convertible Preferred Stock of the Registrant.

       3.6(a)[6]  --       Certificate of Correction of Certificate of
                           Designations of the Series B 7% Convertible Preferred
                           Stock of the Registrant.

       3.6(b)[9]  --       Certificate of Amendment of Certificate of
                           Incorporation of the Registrant.

       3.7[10]    --       Certificate of Designations of Series C 8%
                           Convertible Preferred Stock of the Registrant.

       4.1[1]     --       Form of Common Stock Purchase Warrant issued to
                           investors in private placements and for services provided in connection with such private placements.

       4.2[1]     --       Tayside Common Stock Purchase Warrant.

       4.3[2]     --       Adelphi Common Stock Purchase Warrant.

       4.4[2]     --       Form of Representative's Warrant Agreement (including
                           Form of Representative's Warrant).

       4.5[2]     --       Form of Common Stock Certificate.

       4.6[2]     --       Amended and Restated 1998 Incentive Stock Option Plan
                           of the Registrant.

       4.7[3]     --       Warrant Agreement, dated January 14, 2000, between
                           the Registrant and Bruce R. Kalisch.

       4.8[5]     --       Warrant Agreement, dated April 18, 2000, between the
                           Registrant and Peter J. Solomon Company Limited.

       4.9[4]     --       Common Stock Purchase Warrant, dated February 3,
                           2000, issued to The Shaar Fund Ltd.

       4.10[4]    --       Form of Finders' Warrant (relating to the issuance of
                           warrants to purchase 3,870 shares of the Registrant's common stock).

       4.11[6]    --       Form of Common Stock Purchase Warrant issued to
                           purchasers of the Registrant's Series B 7%
                           Convertible Preferred Stock.

       4.12[7]    --       Form of Warrant issued to each seller of shares of
                           ICTS, Inc.

       4.13[8]    --       2001 Non-Qualified Stock Option Plan.

       4.14[10]   --       Form of Common Stock Purchase Warrant issued to
                           purchasers of the Registrant's Series C 8%
                           Convertible Preferred Stock.

       5.1        --       Opinion of Fischbein Badillo Wagner Harding.

      23.1        --       Consent of Goldstein Golub Kessler LLP.

      23.2        --       Consent of Fischbein Badillo Wagner Harding
                           (included in Exhibit 5.1).

      24.1        --       Power of Attorney (set forth on page II-5 of
                           initial filing of this S-3).

------------------------------

* Numbers inside brackets indicate documents from which exhibits have been incorporated by reference.

[1] Incorporated by reference to the Registrant's Registration Statement on Form SB-2, filed October 23, 1998, Registration No. 333-66085.

[2] Incorporated by reference to Amendment No. 4, dated February 10, 1999, to the Registrant's Form SB-2, Registration No. 333-66085.

[3]      Incorporated by reference to the Registrant's Form 8-K dated
         January 14, 2000.

[4]      Incorporated by reference to the Registrant's Form 8-K dated
         February 3, 2000.

[5] Incorporated by reference to the Registrant's Form 10-QSB for the quarter ended June 30, 2000.

[6]      Incorporated by reference to the Registrant's Form 8-K dated
         October 6, 2000.

[7]      Incorporated by reference to the Registrant's Form 8-K dated
         July 1, 2001.

[8] Incorporated by reference to the Registrant's Registration Statement on Form S-8, filed October 23, 2001, Registration No. 333-72080.

[9] Incorporated by reference to the Registrant's Form 10-QSB for the quarter ended September 30, 2001.

[10] Incorporated by reference to the Registrant's Form 10-KSB for the year ended December 31, 2001.


                                      E-2